UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
 Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2018

Acacia Diversified Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Texas	1-14088	75-2095676
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13575 58th Street North - #138 Clearwater, FL 33760
(Address of Principal Executive Offices)

(727) 678-4420
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements
Statements in this Current Report on Form 8-K may be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “estimate”, “expect”, “intend” and similar expressions, as they relate to the company or its management, identify forward-looking statements. These statements are based on current expectations, estimates and projections about the company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release. Information on the Acacia, MariJ Pharmaceuticals, Inc. or Eufloria Medical of Tennessee, Inc. or websites does not constitute a part of this Current Report.

Section 8 – Other Events
Item 8.01 Other Events
Acacia Diversified Holdings, Inc. and the below identified subsidiaries are referred to collectively herein as (the “Company”).  The Company is announcing that its wholly-owned subsidiary, Eufloria Medical of Tennessee, Inc. (“Eufloria”), an entity focused on the growing and distribution of new and proprietary medicinal hemp products for patients, USDA certified organic mobile processing and handling solutions for its customers, and technology solutions for the expanding physician market, has leased a 14-acre farm with 32,000 square feet of indoor growing area in southern Tennessee.  Eufloria also acquired an option to purchase the farm upon favorable terms, which option, Eufloria intends to exercise as soon as possible.  The farm will provide the Company’s first grow facility, allowing for improved efficiencies through growing, processing and manufacturing the Company’s own product line and building sales through dedicated distributors.  The Company will grow its own plant material, process that plant material through another wholly owned subsidiary, MariJ Pharmaceuticals, Inc. (“MariJ”) and manufacture consumer products with the “EUFLORIA” branding for the dedicated distribution channels.

The Company is also announcing the completion of its acquisition of MEDAHUB Operations Group, Inc. and MEDAHUB, Inc., technology companies (“MEDAHUB”), complete with a current compounding pharmacy license in Florida. The MEDAHUB acquisition allows the Company to be fully HIPAA compliant and cloud based on an HL7 platform. The Company can now offer licensing agreements for other cannabis companies wanting to be HIPAA compliant from left to right or seed to sale and Doctor to Patient.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acacia Diversified Holdings, Inc.

Date: July 30, 2018	/s/ Richard K. Pertile
Richard K. Pertile, Chief Executive Officer